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                                                                   EXHIBIT 23.06


                         INDEPENDENT AUDITORS' CONSENT

       We consent to the use of our report dated February 10, 1995 which relates to our audit of the Financial Statements of Ross White Enterprises, Inc. d/b/a "National Computer Distributors" for the three months ended March 31, 1992 as contained in AmeriQuest's Current Report on Form 8-K/A (Amendment No. 6) dated November 14, 1994 and which is incorporated herein by reference.


                                       HANSEN, BARNETT & MAXWELL

  Salt Lake City, Utah
  August 21, 1995

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